United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

December 20, 2022

Date of Report (Date of earliest event reported)

Roth CH Acquisition IV Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40710	83-3583873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCG	The Nasdaq Stock Market LLC
Warrants	ROCGW	The Nasdaq Stock Market LLC
Units	ROCGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting of Stockholders held on December 20, 2022 (the “Special Meeting”), Roth CH Acquisition IV Co., a Delaware corporation (the “Company”), filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on December 20, 2022 (the “Charter Amendment”), to give the Company the right to extend the date by which the Company has to consummate a business combination up to five (5) times, each such extension for an additional one (1) month period, from February 10, 2023 to July 10, 2023.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 20, 2022, the Company held the Special Meeting. On December 6, 2022, the record date for the Special Meeting, there were 14,836,500 shares of common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 11,828,989 shares of common stock of the Company or 79.73% of the shares entitled to vote at the Special Meeting were represented in person or by proxy.

1.	Extension Amendment

Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination up to five (5) times, each such extension for an additional one (1) month period, from February 10, 2023 to July 10, 2023 (the “Extension Amendment”). Adoption of the Extension Amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
11,828,983	5	1	0

Item 8.01.	Other Events.

In connection with the stockholders’ vote at the Special Meeting, 9,121,751 shares of common stock were tendered for redemption.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Roth CH Acquisition IV Co. dated December 20, 2022
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2022

ROTH CH ACQUISITION IV CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Co-Chief Executive Officer and Chairman of the Board